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          Life Insurance Application

          |_| Aetna Life Insurance Company                         |_|  Aetna Life Insurance and Annuity Company
          151 Farmington Avenue, Hartford, CT 06156    member Companies of AETNA LIFE & CASUALTY
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|_|  New Insurance         |_| Increase in Amount $____________ Policy No.______ ANSWER ALL QUESTIONS
|_|  Term Conversion/Guaranteed Option $___________. Continue $____________ as term insurance.
     ANSWER QUESTIONS 1, 4 (if applicable), 5, 6, 22, 23, 24 & 25
|_|  Other Policy Change______________________________ ANSWER APPLICABLE QUESTIONS.
|_|  Policy No. to be changed/converted__________________________________________________________

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       STATE OF DELIVERY                                                Complete For Spouse, Other Insured Rider, Joint
                          ---------------------                         Applications (Relationship to Proposed Insured A)

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1.   (Proposed) Insured A (Print full legal name)                  1.   (Proposed) Insured B (Additional Insured)
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     First               Middle              Last                       First               Middle              Last

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     Residence Address (No., Street) P.O. Box                           Residence Address (No., Street) P.O. Box

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     City                     State          Zip Code                   City                     State          Zip Code

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     Sex      Birth Date (Mo-Day-Yr)         Place of Birth             Sex      Birth Date (Mo-Day-Yr)         Place of Birth

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2a.  Occupation (Title & Give Exact Duties)                        2a.  Occupation (Title & Give Exact Duties)

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2b.  Employer's Name and Address                                   2b.  Employer's Name and Address

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2c.  Annual Income $__________________________                     2c.  Annual Income $_________________________
2d.  Amount of life insurance presently in force or applied for:   2d.  Amount of life insurance presently in force or applied for:
                (Aetna)  $________          ADB $ ________                         (Aetna)  $________          ADB $ ________
     (Other Companies)   $________          ADB $ ________              (Other Companies)   $________          ADB $_________
3.   Will life insurance or annuity in any company be replaced     3.   Will life insurance or annuity in any company be replaced
     or changed if insurance applied for is issued?                     or changed if insurance applied for is issued?
     |_|  Yes   |_|No                                                   |_|  Yes   |_|No
     Explain ________________________________________                   Explain ________________________________________
4.   In the past 12 months, have you smoked cigarettes, cigars,    4.   In the past 12 months, have you smoked cigarettes, cigars,
     pipes or used tobacco in any form?  If YES, describe usage.        pipes or used tobacco in any form?  If YES, describe usage.
     |_|  Yes   |_|  No                                                 |_|  Yes   |_| No

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5.   Policy Information:  Basic Plan _____________________________________________________ Amount ______________
     If Universal Life   |_| Option 1       |_| Option 2                     If Mortgage Ins.  ______ Years ______ Rate(%)
     Dividend Option:    |_| Pay in Cash    |_| Reduce Premium (not for salary deduction)    |_|Other ____   Specify ___________

     If available, Automatic Premium Loan will be operative unless otherwise requested.

     Supplemental Benefits                                           Riders*: __________________________      $__________________
           Disability Waiver? |_|  Yes  |_|  No                               __________________________      $__________________
           Accidental Death Benefit?                                          __________________________      $__________________
              Ins. A. |_| Yes $________ |_|  No                               __________________________      $__________________
              Ins. B. |_| Yes $________ |_|  No                                        *For CIR-Submit application supplement

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6.   BENEFICIARY - (Proposed) Insured A                            6.   BENEFICIARY - (Proposed) Insured B
  a. Primary - First, Middle, Last               Relationship        a. Primary - First, Middle, Last               Relationship

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  b. Secondary - First, Middle, Last             Relationship        b. Secondary - First, Middle, Last             Relationship

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  c. FINAL:  Unless otherwise requested below:                       c. FINAL:  Unless otherwise requested below:
     The executors or administrators of the insured.                    The executors or administrators of the insured.

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      Special Instructions: ______________________________________________________________________________________________________

     _____________________________________________________________________________________________________________________________

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  PART II - NON MEDICAL
  QUESTIONS 7-21 SHOULD NOT BE COMPLETED FOR TERM CONVERSIONS OR       QUESTIONS 13-18 NOT REQUIRED FOR EXAMINED BUSINESS.
  EXERCISE OF GUARANTEED INSURABILITY OPTION.
                                              Proposed Insured                                                    Proposed Insured
  7.   HAVE YOU WITHIN 2 YEARS:                A            B          13.   HAVE YOU EVEN HAD OR BEEN             A           B
       (If Yes, explain)                     Yes No       Yes No             TREATED FOR:  (If Yes, explain)     Yes No      Yes No
    a. Flown as a pilot or crew                                          a.  Mental or nervous disorder?........ |_| |_|     |_| |_|
       member or intend to do so?                                        b.  Disease of the nervous system or
       (If YES, furnish Aviation                                             brain?............................. |_| |_|     |_| |_|
       Supplement).......................    |_| |_|      |_| |_|        c.  Fainting, seizures, paralysis or
                                                                             stroke?                             |_| |_|     |_| |_|
    b. Engaged in motor vehicle or boat                                  d.  Shortness of breath, persistent
       racing, rock or mountain                                              cough?............................. |_| |_|     |_| |_|
       climbing, hang gliding, or sky,                                   e.  Emphysema or other lung disease?... |_| |_|     |_| |_|
       skin or scuba diving or intend                                    f.  Chest pain, high blood pressure,
       such activities?  (If Yes,                                            heart attack, heart murmur,
       furnish Avocation Supplement).......  |_| |_|      |_| |_|            disease of the heart or blood
                                                                             vessels?........................... |_| |_|     |_| |_|
    c. Had your license suspended or                                     g.  Hepatitis, cirrhosis, or other
       revoked, had 3 or more moving                                         disease of the liver or
       violations, or been                                                   pancreas?.......................... |_| |_|     |_| |_|
       charged with driving under the                                    h.  Ulcer, colitis, chronic diarrhea,
       influence of alcohol or drugs?......  |_| |_|      |_| |_|            or other disorder of the stomach
                                                                             or intestines?..................... |_| |_|     |_| |_|
    d. Frequently travelled outside of                                   i.  Sugar, albumin, blood or pus in
       the United States or intend to do                                     urine?............................. |_| |_|     |_| |_|
       so?.................................  |_| |_|      |_| |_|        j.  Disease of the kidneys,
                                                                             reproductive organs or sexually
                                                                             transmitted disease?............... |_| |_|     |_| |_|
  8.   HAVE YOU EVER:                                                    k.  Diabetes, thyroid or glandular
                                                                             disease?........................... |_| |_|     |_| |_|
    a. Had insurance refused, or offered                                 l.  Arthritis, disease or injury of
       only with an extra premium?.........  |_| |_|      |_| |_|            the muscles, bones or joints?...... |_| |_|     |_| |_|
                                                                         m.  Cancer, tumor, cyst, disease of
    b. Been arrested and convicted for a                                     skin or lymph glands?.............. |_| |_|     |_| |_|
       felony offense?.....................  |_| |_|      |_| |_|

  9.   HAVE YOU IN THE LAST 5 YEARS: (If                               14.   HAVE YOU IN THE LAST 10 YEARS HAD
       Yes, explain)                                                         OR BEEN TREATED FOR:  (If Yes,
                                                                             explain)
    a. Used hallucinogenic or narcotic                                   a.  Immune deficiency, anemia, other
       drugs not prescribed by a doctor?...  |_| |_|      |_| |_|            blood disorder, recurrent fever,
                                                                             fatigue or unexplained weight
                                                                             loss?.............................. |_| |_|     |_| |_|
    b. Used alcoholic beverages?  (Note                                  b.  A positive HIV (AIDS virus)
       type, quantity and frequency).......  |_| |_|      |_| |_|            antibody test?..................... |_| |_|     |_| |_|

    c. Had or been advised to have                                     15.   OTHER THAN ABOVE, HAVE YOU WITHIN
       counseling for alcohol or drug                                        THE PAST 5 YEARS:  (If Yes,
       use?................................  |_| |_|      |_| |_|            explain)
                                                                         a.  Had a checkup, consultation,
  10.  a.  What is your current height?....  _______      _______            illness, injury, surgery or
                                                                             diagnostic test?................... |_| |_|     |_| |_|
       b.  What is your current weight?....  _______      _______        b.  Been advised to have any
                                                                             diagnostic test, hospitalization
       c.  If under age 2, birth weight?...  _______      _______            or surgery which was not
                                                                             completed? ........................ |_| |_|     |_| |_|
                                                                         c.  Been a patient at any medical
                                                                             facility?.......................... |_| |_|     |_| |_|

 11.   Name, address and phone number of                               16.   Are you now under observation or
       personal physician, date and                                          treatment? ........................ |_| |_|     |_| |_|
       reason last seen, results:
       Ins. A:                            Ins. B:                      17.   Do you need assistance,
                                                                             supervision or use of medical
       --------------------------------------------------------------        appliances of any kind?............ |_| |_|     |_| |_|

       --------------------------------------------------------------  18.   Do you have a family history of
                                                                             diabetes, heart disease, or
       --------------------------------------------------------------        hereditary disease?................ |_| |_|     |_| |_|

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  12.  Have you had a history of heart,     Yes   No      Yes  No
       lung or liver disorder, stroke,
       diabetes or cancer?...............   |_|   |_|     |_|  |_|
       If yes, and exam is required,
       submit M.D. exam. (No Para-Med)

  19.  EXPLANATIONS:  Number, nature and severity of condition, frequency of attacks, treatments received, medication, dates, name, address & phone number of medical attendants and hospitals.

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QUES                           (Proposed) Insured A                     QUES                         (Proposed) Insured B
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                                                                                                               Proposed Insured
         Complete only if payment is to be made with application.                                                 A          B
20.      Have you within 90 days had or been advised to have surgery or to be admitted to a medical facility   Yes  No     Yes  No
         or within 2 years consulted a physician for heart disease, stroke, immune disorder or cancer?......   |_|  |_|    |_|  |_|

         Payment cannot be accepted or temporary Insurance offered if over age 65, amount at risk exceeds $500,000 or question 20 is answered, YES. Any payment is subject to terms of the Temporary Insurance Agreement. The payment received must be at least one modal premium.

21.  a.  Has payment been made?  |_| YES. Amt. $_______  |_| NO
     b.  Has Temporary Insurance Agreement been provided and explained?  |_| YES   |_| NO
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22.      POLICYOWNER:  THE (PROPOSED) INSURED IS POLICYOWNER UNLESS UNDER AGE 15 OR OTHERWISE REQUESTED.
         OTHER:  Provide full name and relationship      First        Middle        Last  (If Business, provide name, city & state)

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23.      (Proposed) Insured Under age 15:  Unless otherwise requested, the person who signs as policyowner shall be the policyowner until the insured is age of majority in the state of policy delivery, at which time the insured becomes policyowner.
         OTHER: Provide full name and relationship       First        Middle        Last

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24.      SECONDARY POLICYOWNER: THE INSURED UNLESS OTHERWISE REQUESTED.
         OTHER: Provide full name and relationship       First        Middle        Last (If Business, provide name, city, & state)

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25.      Policyowner Taxpayer Identification Number (must be completed)
                   |_|  Individual                       |_|  Partnership    |_|  Corporation     |_|  Trustee    |_|  Other
              |_|_|_|-|_|_|-|_|_|_|_|                                     |_|_|-|_|_|_|_|_|_|_|_|

         Certification. - Under penalties of perjury, I certify that:

         (1)  The number shown above is my correct taxpayer identification  number (or I am waiting for a number to be issued to
              me), and

         (2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS notified me that I am no longer subject to backup withholding
              (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and payments other than interest and dividends).

         CERTIFICATION INSTRUCTIONS. - You must cross out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

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         The answers above are true and complete to the best of my knowledge and belief. Unless I have a Temporary Insurance
         Agreement, I agree that coverage can take effect only if the proposed insured is alive, and all answers material to the risk are still true and complete, when the policy is delivered and the entire first premium is paid for. I agree that no agent may alter the terms of the application, the Temporary Insurance Agreement or the policy. No agent may waive any of Aetna's rights or requirements.

         If this is a request to exercise an option in an existing policy, the request will become effective in accordance with the terms of that option. If this is a request for change, any and all values may be used to pay for the change and to repay any loan indebtedness. The changed policy will be subject to any loan indebtedness not repaid. Any assignment in effect prior to this request will apply to any new insurance issued.

         Signature of (Proposed) Insured A                                                        Date
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         Signature of (Proposed) Insured B                                                        Date
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         Signature of Applicant/Policyowner                                                       Date
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              if other than proposed insured                                                      Date
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         Signature of Assignee, if applicable                                                     Date
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         City                           State
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         Signature of Agent                                                                       Date
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